SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 5, 2004

Western Sierra Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	000-25979	68-0390121
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California		95682
(Address of Principal Executive Offices)		(Zip Code)

(530) 677-5600
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events

On May 4, 2004, Western Sierra Bancorp (the “Registrant”) issued a press release announcing that the Registrant’s Executive Vice President and Chief Financial Officer will participate in the D.A. Davidson & Co. Financial Services Conference on May 5, 2004 and a separate press release announcing that the Registrants President and Chief Executive Officer will be presenting at the Registrants Annual Shareholder meeting on May 6, 2004.  A copy of its press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7. Financial Statements and Exhibits

Exhibits

Exhibit 99.1	Press Release dated May 4, 2004 regarding conference participation

Exhibit 99.2	Western Sierra Bancorp slide presentation for May 5, 2004 D.A. Davidson & Co. Financial Services Conference and May 6, 2004 Annual Shareholders Meeting.

Item 9. Regulation FD Disclosure

The slide presentation included herein as Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Western Sierra Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN SIERRA BANCORP

Date: May 4, 2004	By:	/s/ Anthony J. Gould
Anthony J. Gould
Chief Accounting and Financial Officer